UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07857

                Oppenheimer Commodity Strategy Total Return Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------
                      Date of fiscal year end: December 31
                                               -----------

                      Date of reporting period: 12/31/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.


DECEMBER 31, 2007

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      Oppenheimer                                                 Management
      Commodity Strategy                                         Commentaries
      Total Return Fund(R)                                           and
                                                                Annual Report

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      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                              [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                 [LOGO]  OPPENHEIMERFUNDS(R)
                                                         The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
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SECTOR ALLOCATION ON COMMODITY-LINKED INVESTMENTS
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Energy                                                                       74%
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Agriculture                                                                  14
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Industrial Metals                                                             6
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Livestock                                                                     4
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Precious Metals                                                               2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are dollar-weighted based on percentages of commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund's allocation of its investments within each sector of the S&P GSCI may differ (at times, significantly) from the sector weightings of the S&P GSCI. The Fund is not an index fund.

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PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government Agency Bonds                         31.8%
Hybrid Instruments                              27.8
Wholly-Owned Subsidiary                         24.2
Corporate Bonds                                 13.1
Investment Companies                             1.6
Other Bonds                                      1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total market value of investments.

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              6 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

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FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares, without sales charge, delivered strong absolute returns of 30.23%. However, the Fund underperformed its benchmark, the S&P GSCI(TM), for the first time in five years, as an unstable credit environment impaired returns of fixed income holdings.

      After a pause in 2006, the commodities asset class resumed its bull run in 2007, which likely lifted aggregate portfolio returns for investors experiencing more moderate returns on equities and negative returns on real estate. This lack of correlation among asset classes is precisely the reason broad portfolio diversification is so important.

      The basic underpinnings of this year's commodities returns include rising production costs, strong demand from developing economies, currency debasement, and investment capital flows. The energy sector generated strong returns as the previously mentioned factors and ongoing geopolitical instability drove oil prices toward $100 per barrel. Agriculture also gained substantially over the reporting period, as the link between agriculture and energy continues to strengthen due to rising demand for agriculture based fuels. The precious metals sector delivered similar returns, with weakness in the U.S. dollar and strong investor demand driving gold, and to a lesser extent silver, prices higher. In fact, gold prices gained roughly $200 per ounce to close the year near $850/oz. The economically sensitive industrial metals sector generated negative returns over the reporting period due to concerns demand could ebb with the softening U.S. economy. Livestock also lost ground in 2007 as supply dynamics weighed on prices.

      Looking ahead, several of the bullish price drivers remain in place, while several risks to commodities prices are also present. The most immediate threats to the commodity rally would be the potential of a more protracted slowdown in the U.S. economy, weakness spreading to developing economies, and the typical uncertainty of northern hemisphere winter weather. We are maintaining our underweight position to industrial metals as we expect to see continued price consolidation while we have increased the Fund's allocation to agriculture.

      At the core of our day-to-day investment strategy are two major ways in which we attempt to add value for shareholders. The first is through our modest tilts in the Fund's sector or commodities weights. While the Fund's allocations generally remain close to the weightings of the benchmark, we do adjust those when we believe one area or another offer better value. The second way we attempt to add value is through what we call "relative value decisions," where we closely monitor all aspects of the commodities markets


              7 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

and are looking for unique opportunities that we believe can help boost the Fund's return. These opportunities can come in many different forms--whether we see strength within a particular commodity sector and choose to place greater emphasis there (e.g. favoring crude oil versus gasoline) to capture pricing inefficiencies between those market segments, or we make a decision to invest on a short- or long-term basis in a particular agricultural product (e.g. corn). These are a few ways in which we keep a watchful eye for opportunities that could potentially benefit shareholders.

      In terms of our fixed-income holdings, a benign economic environment belied financial market turbulence put in motion by the sub-prime housing crisis. The collateral portfolio was exposed to the credit market's turmoil, but because of its high credit quality and short maturity characteristics was able to perform its primary function of producing a competitive income stream without significant issues.

      Our interest rate strategy generally aided performance in the first half of the year, and only mildly detracted from performance during the second half. We began 2007 with less interest-rate risk, or duration, relative to the benchmark, based on our conviction that both current rates as well as investors' expectations for longer-term rates were lower than warranted by actual economic fundamentals. As rates rose in the first half of the year, being short-duration helped us. We moved to a neutral duration in July, but as rates declined in response to sub-prime concerns, we restored our less-than-market interest rate sensitivity soon after, again believing that the market was projecting lower rates too far into the future. When rates fell thereafter, our strategy mildly detracted from returns versus the benchmark.

      Even though default rates registered multi-decade lows, corporate bonds struggled during 2007 as a liquidity panic swept through the bond market resulting in widening credit spreads of corporate bonds to like maturity Treasuries. Sparked by the failure of two high profile hedge funds a sudden deleveraging occurred in the summer months that proved to be particularly detrimental to lower-rated and longer-dated corporate securities. Financial companies underperformed other industries in this uncertain environment as investors questioned the soundness of valuations on balance sheet assets.

      Although mortgage-related securities had been underperforming like-duration Treasuries early in the year, their underperformance became more pronounced as the sub-prime crisis accelerated. This was largely due to a "contagion effect," wherein investors shunned any segment of the market even remotely associated with securitized products such as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, regardless of credit quality or fundamentals. As such, our general exposure to the mortgage market proved to suppress relative returns for the Fund.


              8 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

      On the positive side, the makeup of our mortgage holdings helped mitigate losses for the year. First, because we remained quite wary of sub-prime mortgages throughout the year, we generally avoided this segment of the market--a decision that helped support Fund returns given market events. Next, what marginal exposure we did have to the sub-prime sector was comprised of select, AAA-rated, short-term issues, which suffered less on a relative basis. Also, because our focus was on federal agency issued mortgage-backed securities, such as Fannie Mae and Freddie Mac issues, minimal credit risk and sounder guarantees helped these mortgages fare better than the rest of the mortgage market as a whole.

      In closing, we'd like to once again remind shareholders that an investment in this Fund should be viewed as a means of diversification in your overall portfolio rather than as a stand-alone product. Accordingly, gains or losses in Oppenheimer Commodity Strategy Total Return Fund should be kept in perspective with returns acquired in the balance of your total portfolio.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2007. In the case of Class A, Class B, Class C and Class Y shares, performance is measured from a ten-year period. In the case of Class N shares, performance is measured from the inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P GSCI(TM). The S&P GSCI is a composite index of commodity sector returns representing an unleveraged long-term investment in commodity futures that is broadly based across the spectrum of commodities and includes reinvestment of income (to represent real assets). While correlation to the S&P GSCI is a current portfolio strategy, it is not a stated objective or investment policy of the Fund. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


              9 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

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FUND PERFORMANCE DISCUSSION
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CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Commodity Strategy Total Return Fund(R) (Class A)
   S&P GSCI(TM)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Commodity Strategy
                   Total Return Fund(R)
                       (Class A)               S&P GSCI(TM)

08/31/1997              $ 9,425                  $10,000
11/30/1997              $ 8,886                  $ 9,879
02/28/1998              $ 7,517                  $ 9,174
05/31/1998              $ 6,845                  $ 8,473
08/31/1998              $ 5,426                  $ 7,086
11/30/1998              $ 4,725                  $ 6,541
02/28/1999              $ 4,330                  $ 6,157
05/31/1999              $ 4,877                  $ 7,085
08/31/1999              $ 5,778                  $ 8,361
11/30/1999              $ 5,975                  $ 8,688
02/29/2000              $ 7,075                  $10,316
05/31/2000              $ 7,568                  $11,235
08/31/2000              $ 8,584                  $12,823
11/30/2000              $ 9,278                  $13,844
02/28/2001              $ 8,315                  $12,660
05/31/2001              $ 8,233                  $12,452
08/31/2001              $ 7,740                  $11,689
11/30/2001              $ 6,241                  $ 9,353
02/28/2002              $ 6,240                  $ 9,332
05/31/2002              $ 6,780                  $10,224
08/31/2002              $ 7,311                  $11,297
11/30/2002              $ 7,238                  $11,248
02/28/2003              $ 9,635                  $14,895
05/31/2003              $ 8,560                  $13,113
08/31/2003              $ 8,998                  $13,777
11/30/2003              $ 9,059                  $13,811
02/29/2004              $10,397                  $15,868
05/31/2004              $11,411                  $17,403
08/31/2004              $11,287                  $17,177
11/30/2004              $12,743                  $19,171
02/28/2005              $13,060                  $19,569
05/31/2005              $12,690                  $19,000
08/31/2005              $16,328                  $24,423
11/30/2005              $14,161                  $21,062
02/28/2006              $13,718                  $20,321
05/31/2006              $15,262                  $22,541
08/31/2006              $14,698                  $21,573
09/30/2006              $13,213                  $19,263
12/31/2006 (1)          $12,671                  $18,408
03/31/2007              $13,273                  $19,353
06/30/2007              $13,468                  $19,612
09/30/2007              $14,867                  $21,862
12/31/2007              $16,501                  $24,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 12/31/07

1-Year 22.74%   5-Year 14.61%   10-Year 6.55%


              10 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Commodity Strategy Total Return Fund(R) (Class B)
   S&P GSCI(TM)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Commodity Strategy
                   Total Return Fund(R)
                       (Class B)               S&P GSCI(TM)

08/31/1997              $10,000                  $10,000
11/30/1997              $ 9,416                  $ 9,879
02/28/1998              $ 7,942                  $ 9,174
05/31/1998              $ 7,218                  $ 8,473
08/31/1998              $ 5,711                  $ 7,086
11/30/1998              $ 4,967                  $ 6,541
02/28/1999              $ 4,539                  $ 6,157
05/31/1999              $ 5,109                  $ 7,085
08/31/1999              $ 6,039                  $ 8,361
11/30/1999              $ 6,234                  $ 8,688
02/29/2000              $ 7,371                  $10,316
05/31/2000              $ 7,868                  $11,235
08/31/2000              $ 8,904                  $12,823
11/30/2000              $ 9,596                  $13,844
02/28/2001              $ 8,590                  $12,660
05/31/2001              $ 8,493                  $12,452
08/31/2001              $ 7,969                  $11,689
11/30/2001              $ 6,418                  $ 9,353
02/28/2002              $ 6,403                  $ 9,332
05/31/2002              $ 6,945                  $10,224
08/31/2002              $ 7,461                  $11,297
11/30/2002              $ 7,374                  $11,248
02/28/2003              $ 9,803                  $14,895
05/31/2003              $ 8,699                  $13,113
08/31/2003              $ 9,124                  $13,777
11/30/2003              $ 9,185                  $13,811
02/29/2004              $10,542                  $15,868
05/31/2004              $11,570                  $17,403
08/31/2004              $11,445                  $17,177
11/30/2004              $12,921                  $19,171
02/28/2005              $13,242                  $19,569
05/31/2005              $12,867                  $19,000
08/31/2005              $16,556                  $24,423
11/30/2005              $14,359                  $21,062
02/28/2006              $13,909                  $20,321
05/31/2006              $15,475                  $22,541
08/31/2006              $14,903                  $21,573
09/30/2006              $13,398                  $19,263
12/31/2006 (1)          $12,848                  $18,408
03/31/2007              $13,459                  $19,353
06/30/2007              $13,656                  $19,612
09/30/2007              $15,075                  $21,862
12/31/2007              $16,732                  $24,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 12/31/07

1-Year 24.00%   5-Year 14.73%   10-Year 6.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER INFORMATION.

1. Fund changed its fiscal year end from August to December.


              11 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
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CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Commodity Strategy Total Return Fund(R) (Class C)
   S&P GSCI(TM)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Commodity Strategy
                   Total Return Fund(R)
                       (Class C)               S&P GSCI(TM)

08/31/1997              $10,000                  $10,000
11/30/1997              $ 9,405                  $ 9,879
02/28/1998              $ 7,935                  $ 9,174
05/31/1998              $ 7,221                  $ 8,473
08/31/1998              $ 5,713                  $ 7,086
11/30/1998              $ 4,959                  $ 6,541
02/28/1999              $ 4,542                  $ 6,157
05/31/1999              $ 5,104                  $ 7,085
08/31/1999              $ 6,038                  $ 8,361
11/30/1999              $ 6,235                  $ 8,688
02/29/2000              $ 7,364                  $10,316
05/31/2000              $ 7,864                  $11,235
08/31/2000              $ 8,901                  $12,823
11/30/2000              $ 9,596                  $13,844
02/28/2001              $ 8,585                  $12,660
05/31/2001              $ 8,498                  $12,452
08/31/2001              $ 7,973                  $11,689
11/30/2001              $ 6,417                  $ 9,353
02/28/2002              $ 6,401                  $ 9,332
05/31/2002              $ 6,933                  $10,224
08/31/2002              $ 7,464                  $11,297
11/30/2002              $ 7,378                  $11,248
02/28/2003              $ 9,803                  $14,895
05/31/2003              $ 8,695                  $13,113
08/31/2003              $ 9,109                  $13,777
11/30/2003              $ 9,158                  $13,811
02/29/2004              $10,479                  $15,868
05/31/2004              $11,484                  $17,403
08/31/2004              $11,334                  $17,177
11/30/2004              $12,766                  $19,171
02/28/2005              $13,060                  $19,569
05/31/2005              $12,668                  $19,000
08/31/2005              $16,264                  $24,423
11/30/2005              $14,077                  $21,062
02/28/2006              $13,608                  $20,321
05/31/2006              $15,112                  $22,541
08/31/2006              $14,541                  $21,573
09/30/2006              $13,037                  $19,263
12/31/2006 (1)          $12,501                  $18,408
03/31/2007              $13,048                  $19,353
06/30/2007              $13,224                  $19,612
09/30/2007              $14,552                  $21,862
12/31/2007              $16,130                  $24,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 12/31/07

1-Year 28.03%   5-Year 15.05%   10-Year 6.35%


              12 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Commodity Strategy Total Return Fund(R) (Class N)
   S&P GSCI(TM)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Commodity Strategy
                   Total Return Fund(R)
                       (Class N)               S&P GSCI(TM)

03/01/2001              $10,000                  $10,000
05/31/2001              $ 9,932                  $ 9,836
08/31/2001              $ 9,325                  $ 9,233
11/30/2001              $ 7,470                  $ 7,388
02/28/2002              $ 7,463                  $ 7,371
05/31/2002              $ 8,092                  $ 8,076
08/31/2002              $ 8,722                  $ 8,923
11/30/2002              $ 8,703                  $ 8,885
02/28/2003              $11,558                  $11,766
05/31/2003              $10,264                  $10,358
08/31/2003              $10,782                  $10,882
11/30/2003              $10,840                  $10,909
02/29/2004              $12,429                  $12,534
05/31/2004              $13,630                  $13,746
08/31/2004              $13,467                  $13,568
11/30/2004              $15,188                  $15,143
02/28/2005              $15,564                  $15,458
05/31/2005              $15,091                  $15,008
08/31/2005              $19,396                  $19,292
11/30/2005              $16,808                  $16,636
02/28/2006              $16,275                  $16,051
05/31/2006              $18,088                  $17,805
08/31/2006              $17,414                  $17,040
09/30/2006              $15,636                  $15,216
12/31/2006 (1)          $14,994                  $14,541
03/31/2007              $15,691                  $15,287
06/30/2007              $15,900                  $15,492
09/30/2007              $17,524                  $17,268
12/31/2007              $19,458                  $19,278

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 12/31/07

1-Year 28.77%   5-Year 15.55%   Since Inception (3/1/01) 10.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER INFORMATION.

1. Fund changed its fiscal year end from August to December.


              13 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Commodity Strategy Total Return Fund(R) (Class Y)
   S&P GSCI(TM)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Commodity Strategy
                   Total Return Fund(R)
                       (Class Y)               S&P GSCI(TM)

08/31/1997              $10,000                  $10,000
11/30/1997              $ 9,437                  $ 9,879
02/28/1998              $ 7,974                  $ 9,174
05/31/1998              $ 7,270                  $ 8,473
08/31/1998              $ 5,762                  $ 7,086
11/30/1998              $ 5,018                  $ 6,541
02/28/1999              $ 4,600                  $ 6,157
05/31/1999              $ 5,197                  $ 7,085
08/31/1999              $ 6,152                  $ 8,361
11/30/1999              $ 6,366                  $ 8,688
02/29/2000              $ 7,538                  $10,316
05/31/2000              $ 8,073                  $11,235
08/31/2000              $ 9,179                  $12,823
11/30/2000              $ 9,934                  $13,844
02/28/2001              $ 8,918                  $12,660
05/31/2001              $ 8,846                  $12,452
08/31/2001              $ 8,334                  $11,689
11/30/2001              $ 6,715                  $ 9,353
02/28/2002              $ 6,719                  $ 9,332
05/31/2002              $ 7,316                  $10,224
08/31/2002              $ 7,887                  $11,297
11/30/2002              $ 7,817                  $11,248
02/28/2003              $10,415                  $14,895
05/31/2003              $ 9,271                  $13,113
08/31/2003              $ 9,756                  $13,777
11/30/2003              $ 9,832                  $13,811
02/29/2004              $11,297                  $15,868
05/31/2004              $12,411                  $17,403
08/31/2004              $12,277                  $17,177
11/30/2004              $13,884                  $19,171
02/28/2005              $14,252                  $19,569
05/31/2005              $13,859                  $19,000
08/31/2005              $17,853                  $24,423
11/30/2005              $15,491                  $21,062
02/28/2006              $15,027                  $20,321
05/31/2006              $16,744                  $22,541
08/31/2006              $16,150                  $21,573
09/30/2006              $14,510                  $19,263
12/31/2006 (1)          $13,951                  $18,408
03/31/2007              $14,633                  $19,353
06/30/2007              $14,867                  $19,612
09/30/2007              $16,422                  $21,862
12/31/2007              $18,252                  $24,406

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 12/31/07

1-Year 30.82%   5-Year 16.51%   10-Year 7.63%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER INFORMATION.

1. Fund changed its fiscal year end from August to December.


              14 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Please note that Oppenheimer Commodity Strategy Total Return Fund invests in derivative instruments and uses leverage, which entails potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.

CLASS A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


              15 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


              16 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

--------------------------------------------------------------------------------

                             BEGINNING     ENDING             EXPENSES
                             ACCOUNT       ACCOUNT            PAID DURING THE
                             VALUE         VALUE              PERIOD ENDED
ACTUAL                       JULY 1, 2007  DECEMBER 31, 2007  DECEMBER 31, 2007
-------------------------------------------------------------------------------
Class A                      $   1,000.00  $1,225.20          $ 6.30
-------------------------------------------------------------------------------
Class B                          1,000.00   1,218.00           11.51
-------------------------------------------------------------------------------
Class C                          1,000.00   1,219.80           11.07
-------------------------------------------------------------------------------
Class N                          1,000.00   1,223.80            8.61
-------------------------------------------------------------------------------
Class Y                          1,000.00   1,227.60            3.43

HYPOTHETICAL
(5% return before expences)
-------------------------------------------------------------------------------
Class A                          1,000.00   1,019.56            5.72
-------------------------------------------------------------------------------
Class B                          1,000.00   1,014.87           10.46
-------------------------------------------------------------------------------
Class C                          1,000.00   1,015.27           10.06
-------------------------------------------------------------------------------
Class N                          1,000.00   1,017.49            7.81
-------------------------------------------------------------------------------
Class Y                          1,000.00   1,022.13            3.11

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.12%
-----------------------------
Class B             2.05
-----------------------------
Class C             1.97
-----------------------------
Class N             1.53
-----------------------------
Class Y             0.61

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


              17 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                                                         SHARES             VALUE
------------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED SUBSIDIARY--24.3%
------------------------------------------------------------------------------------------------------------------
RAF Fund Ltd. 1,2 (Cost $239,280,539)                                                 4,000,000   $   369,314,688

                                                                                      PRINCIPAL
                                                                                         AMOUNT
------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.5%
------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile Asset-Backed
Certificates, Series 2005-1, Cl. A4, 5.048%, 4/15/11 3                            $   7,620,000         7,592,333
------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
Cl. 2A1B, 5.18%, 8/25/35 3                                                            1,133,944         1,137,469
------------------------------------------------------------------------------------------------------------------
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through
Certificates, Series 2006-WMC3, Cl. A3, 4.965%, 8/25/36 3                             3,200,000         2,990,904
------------------------------------------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
Cl. ECFD, 0.491%, 1/25/29 4,12                                                          405,715            68,972
------------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 4.965%, 7/1/36 3                                              1,940,000         1,889,104
------------------------------------------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-KS7, Cl. A2, 4.965%, 9/25/36 3                 6,913,000         6,762,008
------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
Series 2000-14, Cl. 2, 8.61%, 9/30/08 4                                               2,958,655           193,200
------------------------------------------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance Trust, Home Equity
Asset-Backed Obligations, Series 2005-BC3, Cl. A2B, 5.115%, 6/25/36 3                 1,953,049
                                                                                                        1,947,333
                                                                                                  ----------------
Total Asset-Backed Securities (Cost $26,097,368)                                                       22,581,323

------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--31.9%
------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.3%
------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--21.3%
Fannie Mae Trust 2004-W9, Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                                     163,800           173,777
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/15/18-10/15/18                                                               1,265,554         1,245,030
6%, 7/15/17                                                                           1,182,911         1,211,555
6.50%, 6/15/16-8/15/32                                                                5,646,915         5,853,178
7%, 11/15/22-12/15/34                                                                 4,013,367         4,209,244
8%, 4/15/16                                                                              79,139            83,954
9%, 8/15/22-5/15/25                                                                      25,279            27,281
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2001-81, Cl. HE, 6.50%, 1/25/32                                                1,280,363         1,318,903
Series 2002-66, Cl. FG, 5.865%, 9/25/32 3                                             1,331,833         1,345,492
Series 2002-84, Cl. FB, 5.865%, 12/25/32 3                                            7,012,126         7,077,100
Series 2003-11, Cl. FA, 5.865%, 9/25/32 3                                             4,988,582         5,038,235
Series 2080, Cl. C, 6.50%, 8/15/28                                                    2,240,830         2,329,362
Series 2080, Cl. Z, 6.50%, 8/15/28                                                    1,224,713         1,277,748
Series 2116, Cl. ZA, 6%, 1/15/29                                                      5,898,006         6,068,391


              18 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Series 2191, Cl. TZ, 7%, 10/15/29                                                 $   2,463,631   $     2,590,749
Series 2341, Cl. FP, 5.928%, 7/15/31 3                                                1,018,846         1,024,157
Series 2427, Cl. ZM, 6.50%, 3/15/32                                                   3,734,339         3,912,897
Series 2436, Cl. MC, 7%, 4/15/32                                                      1,409,517         1,492,460
Series 2465, Cl. PG, 6.50%, 6/15/32                                                   5,836,943         6,039,612
Series 2754, Cl. PE, 5%, 2/15/34                                                      2,735,000         2,583,755
Series 2844, Cl. PE, 6.50%, 6/15/34                                                   6,185,000         5,816,224
------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. IO, 5.9%, 7/1/26 5                                568,021           128,045
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/25/18-5/25/19                                                               17,493,672        17,217,074
5%, 12/25/17-3/25/34                                                                 84,292,010        83,557,719
5%, 7/25/33 6                                                                         9,719,715         9,499,666
5.50%, 11/25/17-5/25/34                                                              27,456,158        27,629,821
5.50%, 1/1/22 7                                                                       1,910,000         1,934,771
6%, 7/25/21-11/1/33                                                                  41,861,180        42,777,843
6%, 6/25/21-4/25/33 6                                                                 8,893,109         9,066,014
6%, 1/1/22 7                                                                         14,780,000        15,124,093
6.50%, 5/25/17-6/25/31                                                               12,033,102        12,462,312
6.50%, 5/25/33 6                                                                        522,207           540,087
7%, 11/25/17-4/25/33                                                                 16,026,356        16,872,701
8.50%, 7/25/32                                                                           11,814            12,727
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                               3,413,016         3,535,247
Trust 1999-64, Cl. TH, 7.50%, 12/25/29                                                6,483,654         6,932,177
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                     4,114,504         4,257,779
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                    1,382,845         1,373,960
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                                8,071,171         8,157,352
------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2005-87, Cl. SE, 12.322%, 10/25/35 5                                           11,322,537           789,886
Trust 294, Cl. 2, 10.755%, 2/1/28 5                                                     447,904           103,628
Trust 321, Cl. 2, 11.146%, 4/1/32 5                                                   2,044,561           473,900
Trust 331, Cl. 5, 15.587%, 2/1/33 5                                                   4,769,101         1,045,542
Trust 342, Cl. 2, 7.233%, 9/1/33 5                                                    1,628,104           381,197
                                                                                                  ----------------
                                                                                                      324,592,645

------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 8/15/17-12/29/17                              43,518            46,961


              19 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
NON-AGENCY--10.6%
------------------------------------------------------------------------------------------------------------------
COMMERCIAL--6.3%
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                            $   4,700,000   $     4,645,069
Series 2006-5, Cl. A2, 5.348%, 10/10/11                                               5,325,000         5,347,798
------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                                1,317,753         1,340,196
------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                                       453,542           446,538
------------------------------------------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 4.965%, 8/25/08 3                                             2,221,400         2,219,365
------------------------------------------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2003-J5, Mortgage Pass-Through
Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/08                                     9,366,313         9,301,449
------------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                              1,733,466         1,733,156
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                                                  759,148           759,774
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                            4,331,480         4,331,252
------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                                 681,000           675,793
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                               1,300,000         1,295,485
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                               2,750,000         2,740,513
------------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                              5,992,000         6,006,200
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39                                              1,100,000         1,106,806
------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2006-GG8, Cl. A2, 5.479%, 11/10/39 3                                          10,756,000        10,872,016
------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                               950,000           940,268
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                             2,585,000         2,569,306
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                                             3,060,000         3,125,281
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                            4,000,000         4,005,830
------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30                                               3,320,000         3,315,032
Series 2005-C7, Cl. A2, 5.103%, 11/11/30                                             10,400,000        10,424,554
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                                               5,830,000         5,839,903
------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                                 1,804,534         1,808,851
------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                                   5,457,361         5,447,299


              20 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates,
Series 2006-C29, Cl. A2, 5.272%, 11/15/48                                         $   3,683,000   $     3,691,618
------------------------------------------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates,
Series 2003-AR9, Cl. 2A, 4.047%, 9/25/33 3                                            2,224,861         2,212,095
                                                                                                  ----------------
                                                                                                       96,201,447

------------------------------------------------------------------------------------------------------------------
MULTIFAMILY--1.2%
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates,
Series 2003-E, Cl. 2A2, 4.35%, 6/25/33 3                                              3,568,297         3,555,406
------------------------------------------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.802%, 10/25/36 3                                            2,063,871         2,079,730
------------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Mtg. Pass-Through Certificates,
Series 2006-AR5, Cl. 1A3A, 5.894%, 7/25/36 3                                          4,269,998         4,307,977
------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans Servicing LP, Mtg. Pass-Through Certificates,
Series 2003-46, Cl. 1A2, 4.122%, 1/19/34 3                                            5,727,991         5,798,136
------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 2A1, 5.646%, 7/25/36 3          2,181,921         2,198,273
                                                                                                  ----------------
                                                                                                       17,939,522

------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--3.1%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                               6,082,875         6,215,135
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                               1,946,214         1,952,844
------------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, CMO, Series 2005-AR7, Cl. 4A1, 5.35%, 11/25/35 3            16,533,712        16,317,363
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust, Mtg. Pass-Through Certificates,
Series 2006-3, Cl. 2A1, 6.091%, 10/25/36 3                                           16,530,403        16,761,195
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates,
Series 2006-AR, Cl. 5A3, 5.427%, 6/25/36 3                                            1,660,000         1,667,670
------------------------------------------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                                3,526,875         3,525,384
                                                                                                  ----------------
                                                                                                       46,439,591
                                                                                                  ----------------
Total Mortgage-Backed Obligations (Cost $478,978,090)                                                 485,220,166

------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--13.1%
------------------------------------------------------------------------------------------------------------------
Altria Group, Inc.:
5.625% Sr. Unsec. Nts., 11/4/08                                                       1,860,000         1,870,931
7.65% Nts., 7/1/08                                                                    3,230,000         3,282,307
------------------------------------------------------------------------------------------------------------------
American General Finance Corp., 5.20% Nts., Series J, 12/15/11                        4,950,000         4,926,275
------------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp., 3.25% Sr. Unsec. Nts., 5/1/08                               1,985,000         1,971,931
------------------------------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 8                                     6,020,000         6,066,354


              21 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------
Banco Popular North America, Inc., 5.65% Sr. Unsec. Nts., 4/15/09                 $   1,265,000   $     1,277,774
------------------------------------------------------------------------------------------------------------------
Bank of America Corp., 3.875% Nts., 1/15/08                                             320,000           319,914
------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The), 3.75% Unsec. Unsub. Nts., 2/15/08                     300,000           299,830
------------------------------------------------------------------------------------------------------------------
Bear Stearns Co., 4.55% Nts., Series B, 6/23/10                                       8,065,000         7,803,025
------------------------------------------------------------------------------------------------------------------
Capmark Financial Group, Inc., 5.875% Nts., 5/10/12 8                                 4,920,000         3,898,018
------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                            2,330,000         2,470,494
------------------------------------------------------------------------------------------------------------------
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                                          1,955,000         1,801,310
------------------------------------------------------------------------------------------------------------------
CenturyTel, Inc., 6.30% Sr. Unsec. Nts., Series F, 1/15/08                            2,885,000         2,885,842
------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                     3,885,000         4,016,294
------------------------------------------------------------------------------------------------------------------
CIGNA Corp., 7% Sr. Unsec. Nts., 1/15/11                                              1,900,000         2,018,248
------------------------------------------------------------------------------------------------------------------
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10                        2,955,000         2,811,886
------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12 6                                                     490,000           507,484
------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                               3,870,000         3,504,815
------------------------------------------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10 6                                6,305,000         6,458,104
------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 3.25% Nts., Series L, 5/21/08                           6,490,000         5,865,305
------------------------------------------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 8                                          2,565,000         2,556,966
------------------------------------------------------------------------------------------------------------------
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                                1,590,000         1,560,779
------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                                1,970,000         1,915,342
------------------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp.:
7.30% Nts., 1/15/12                                                                   3,265,000         3,483,895
5.461% Nts., Series E, 3/13/09 3,6                                                    1,775,000         1,765,605
------------------------------------------------------------------------------------------------------------------
Entergy Gulf States, Inc., 3.60% Mtg. Sec. Bonds, 6/1/08                              1,985,000         1,970,132
------------------------------------------------------------------------------------------------------------------
ERAC USA Finance Co., 7.35% Nts., 6/15/08 8                                             645,000           650,576
------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08                     1,935,000         1,950,045
------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc., 4.125% Nts., 6/15/08                                               3,090,000         3,076,806
------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.875% Bonds, 1/15/11                                4,550,000         4,829,047
------------------------------------------------------------------------------------------------------------------
Greenpoint Financial Corp., 3.20% Sr. Nts., 6/6/08                                    6,495,000         6,402,024
------------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, 5.55% Sr. Unsec. Nts., 8/16/08                     2,850,000         2,857,005
------------------------------------------------------------------------------------------------------------------
Home Depot, Inc. (The), 3.75% Sr. Unsec. Nts., 9/15/09                                3,185,000         3,128,361
------------------------------------------------------------------------------------------------------------------
International Paper Co., 4.25% Sr. Unsec. Nts., 1/15/09                               3,185,000         3,153,529
------------------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc., 7.375% Unsec. Nts., 8/15/08                                    4,810,000         4,866,619
------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., 4% Nts., 2/1/08                                                   510,000           509,607
------------------------------------------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                                        3,580,000         3,647,415
7.75% Sr. Unsec. Nts., 2/15/12                                                          470,000           517,946
------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.50% Sr. Unsec. Nts., 11/1/10                      5,225,000         5,590,996
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.625% Nts., 1/18/12                                  2,560,000         2,661,156
------------------------------------------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09                                            243,000           231,577


              22 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                                 $   5,440,000   $     5,426,917
------------------------------------------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                                     2,410,000         2,491,612
------------------------------------------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08                                           4,765,000         4,765,858
------------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts., Series G, 10/1/08                  1,152,000         1,175,156
------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                              4,850,000         5,148,270
------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 6% Sr. Unsec. Nts., 4/30/08                                   3,190,000         3,201,462
------------------------------------------------------------------------------------------------------------------
Panhandle Eastern Pipe Line Co. LLC, 4.80% Sr. Unsec. Nts., 8/15/08                   1,515,000         1,508,237
------------------------------------------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 8                                       1,140,000         1,127,995
------------------------------------------------------------------------------------------------------------------
Public Service Co. of New Mexico, 4.40% Sr. Unsec. Nts., 9/15/08                      1,235,000         1,227,118
------------------------------------------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                               1,260,000         1,173,233
------------------------------------------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08                                          1,385,000         1,379,820
------------------------------------------------------------------------------------------------------------------
Residential Capital LLC, 6.375% Sr. Unsec. Nts., 6/30/10                              7,080,000         4,566,600
------------------------------------------------------------------------------------------------------------------
Rio Tinto Finance USA Ltd., 2.625% Unsec. Nts., 9/30/08                               2,585,000         2,540,148
------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                                   6,220,000         6,649,108
------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.125% Sr. Unsec. Nts., 11/15/08                                4,535,000         4,541,562
------------------------------------------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                          1,200,000         1,184,752
4% Unsec. Unsub. Nts., 1/15/10                                                        4,170,000         4,086,200
------------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                               2,280,000         2,377,655
------------------------------------------------------------------------------------------------------------------
Time Warner Cable, Inc., 5.40% Sr. Unsec. Nts., 7/2/12                                6,295,000         6,313,879
------------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                   1,140,000         1,166,584
------------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                   5,315,000         5,485,920
------------------------------------------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                           6,625,000         6,927,544
------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 7.65% Sr. Unsec. Nts., 5/15/08                                     3,361,000         3,393,108
                                                                                                  ----------------
Total Corporate Bonds and Notes (Cost $202,934,486)                                                   199,240,307

------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS--28.0%
------------------------------------------------------------------------------------------------------------------
COMMODITY-LINKED SECURITIES--27.1%
AIG International, Inc.:
Goldman Sachs Commodity Index Excess Return Linked Nts., 5.03%. 5/9/08 8,9           20,000,000        41,908,710
Goldman Sachs Commodity Index Excess Return Linked Nts., 5.218%. 1/18/08 8,9         20,000,000        43,793,460
------------------------------------------------------------------------------------------------------------------
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Nts., 5.075%, 4/7/08 9             41,000,000        89,433,423
Goldman Sachs Commodity Index Total Return Linked Nts., 5.13%, 6/6/08 9              13,000,000        30,515,005
Goldman Sachs Commodity Index Total Return Linked Nts., 5.153%, 2/8/08 9             30,000,000        70,419,243
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc., Goldman Sachs Commodity Index
Total Return Linked Securities, 5.15%, 3/7/08 3,8,9                                  60,000,000       135,795,000
                                                                                                  ----------------
                                                                                                      411,864,841


              23 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                                                         AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------
STRUCTURED SECURITIES--0.9%

Goldman Sachs Group, Inc. (The), AB Svensk Exportkredit Linked Nts.,
4.573%, 1/13/09 3                                                                 $  12,000,000   $    12,838,800
                                                                                                  ----------------
Total Hybrid Instruments (Cost $196,000,000)                                                          424,703,641

                                                                                         SHARES
------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY--1.6%
------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.03% 10,11
(Cost $24,854,186)                                                                   24,854,186        24,854,186

------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,168,144,669)                                         100.4%    1,525,914,311
------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                      (0.4)       (6,542,696)
                                                                                  --------------------------------
NET ASSETS                                                                                100.0%  $ 1,519,371,615
                                                                                  ================================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 63.

3. Represents the current interest rate for a variable or increasing rate security.

4. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $262,172, which represents 0.02% of the Fund's net assets. See Note 7 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,922,198 or 0.19% of the Fund's net assets as of December 31, 2007.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $10,265,202. See Note 5 of accompanying Notes.

7. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $235,797,079 or 15.52% of the Fund's net assets as of December 31, 2007.

9. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

10. Rate shown is the 7-day yield as of December 31, 2007.


              24 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                           SHARES                                      SHARES
                                     DECEMBER 31,         GROSS          GROSS   DECEMBER 31,
                                             2006     ADDITIONS     REDUCTIONS           2007
----------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                             --   641,231,619    616,377,433     24,854,186

                                                                                     DIVIDEND
                                                                         VALUE         INCOME
----------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E                                                $ 24,854,186   $  3,049,604

12. Short-fall security.

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   UNREALIZED
                                 BUY/  EXPIRATION   NUMBER OF                    APPRECIATION
CONTRACT DESCRIPTION             SELL        DATE   CONTRACTS          VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------
Heating Oil                       Buy     1/31/08         321   $ 35,719,211   $      441,613
Natural Gas                       Buy     1/29/08         119      8,904,770          373,409
RBOB Gasoline                     Buy     1/31/08          72      7,532,179          251,701
U.S. Long Bonds                  Sell     3/19/08         224     26,068,000          190,219
U.S. Treasury Nts., 2 yr.        Sell     3/31/08       1,426    299,816,500          129,326
U.S. Treasury Nts., 5 yr.        Sell     3/31/08       1,473    162,444,281         (487,456)
U.S. Treasury Nts., 10 yr.       Sell     3/19/08       1,115    126,430,547         (441,884)
                                                                               ---------------
                                                                               $      456,928
                                                                               ===============

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                BUY/SELL   NOTIONAL   RECEIVE
SWAP                        REFERENCE             CREDIT     AMOUNT     FIXED   TERMINATION     PREMIUM
COUNTERPARTY                ENTITY            PROTECTION     (000S)      RATE          DATE    RECEIVED          VALUE
-----------------------------------------------------------------------------------------------------------------------
Goldman Sachs               ABX.HE.AAA.06-2
Capital Markets LP          Index                   Sell   $  9,030      0.11%      5/25/46   $ 998,778   $ (1,218,912)


              25 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

SWAP                            NOTIONAL                  PAID BY               RECEIVED BY   TERMINATION
COUNTERPARTY                      AMOUNT                 THE FUND                  THE FUND          DATE         VALUE
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                              Lehman Brothers U.S.       8.5+ Index plus 60
                            $ 10,160,000      CMBS AAA 8.5+ Index              basis points        2/1/08   $   186,069

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.        8.5+ Index plus 55
                               1,400,000      CMBS AAA 8.5+ Index              basis points        5/1/08        25,581
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Special Financing, Inc.:

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.       8.5+ Index minus 20
                              13,700,000      CMBS AAA 8.5+ Index              basis points        5/1/08       240,513

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.        8.5+ Index plus 60
                               3,696,000      CMBS AAA 8.5+ Index              basis points        2/1/08        66,927

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.        8.5+ Index plus 55
                               8,098,000      CMBS AAA 8.5+ Index              basis points        5/1/08       146,335

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.       8.5+ Index minus 25
                               8,890,000      CMBS AAA 8.5+ Index              basis points        3/1/08       155,313

                                                                     If positive, the Total
                                                 If negative, the      Return of the Lehman
                                            absolute value of the    Brothers U.S. CMBS AAA
                                             Lehman Brothers U.S.        8.5+ Index plus 45
                              10,735,000      CMBS AAA 8.5+ Index              basis points        5/1/08       193,182


              26 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

SWAP                            NOTIONAL                  PAID BY               RECEIVED BY   TERMINATION
COUNTERPARTY                      AMOUNT                 THE FUND                  THE FUND          DATE         VALUE
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                                                                           If positive, the
                                                 If negative, the       Total Return of the
                                            absolute value of the      Lehman Brothers U.S.
                                              Lehman Brothers U.S.      CMBS AAA 8.5+ Index
                            $ 46,600,000      CMBS AAA 8.5+ Index      plus 25 basis points        5/1/08   $   732,802

                                                                           If positive, the
                                                 If negative, the       Total Return of the
                                            absolute value of the     Lehman  Brothers U.S.
                                              Lehman Brothers U.S.      CMBS AAA 8.5+ Index
                               4,000,000      CMBS AAA 8.5+ Index     plus 110 basis points       1/31/08        65,154
------------------------------------------------------------------------------------------------------------------------
UBS AG:
                                                                           If positive, the
                                                 If negative, the       Total Return of the
                                            absolute value of the      Lehman Brothers U.S.
                                             Lehman Brothers U.S.       CMBS AAA 8.5+ Index
                               9,500,000      CMBS AAA 8.5+ Index     minus 20 basis points        5/1/08       167,939

                                                                           If positive, the
                                                 If negative, the       Total Return of the
                                            absolute value of the      Lehman Brothers U.S.
                                             Lehman Brothers U.S.        MBS AAA 8.5+ Index
                               4,620,000      CMBS AAA 8.5+ Index      plus 60 basis points        2/1/08        84,854
                                                                                                            ------------
                                                                                                            $ 2,064,669
                                                                                                            ============

Index abbreviation is as follows:

CMBS      Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              27 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $904,009,944)                                  $ 1,131,745,437
Affiliated companies (cost $24,854,186)                                          24,854,186
Wholly-owned subsidary (cost $239,280,539)                                      369,314,688
                                                                            ----------------
                                                                              1,525,914,311
--------------------------------------------------------------------------------------------
Cash                                                                                271,389
--------------------------------------------------------------------------------------------
Swaps, at value                                                                   2,064,669
--------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                       12,004,635
Shares of beneficial interest sold                                                4,585,801
Investments sold                                                                      4,076
Other                                                                                22,341
                                                                            ----------------
Total assets                                                                  1,544,867,222

--------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------
Swaps, at value (premiums received $998,778)                                      1,218,912
--------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery
basis                                                                            17,011,528
Shares of beneficial interest redeemed                                            4,940,342
Futures margins                                                                   1,159,671
Distribution and service plan fees                                                  656,181
Transfer and shareholder servicing agent fees                                       233,770
Shareholder communications                                                          192,848
Trustees' compensation                                                               17,590
Other                                                                                64,765
                                                                            ----------------
Total liabilities                                                                25,495,607

--------------------------------------------------------------------------------------------
NET ASSETS                                                                  $ 1,519,371,615
                                                                            ================

--------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                  $       202,708
--------------------------------------------------------------------------------------------
Additional paid-in capital                                                    1,674,818,521
--------------------------------------------------------------------------------------------
Accumulated net investment loss                                                (137,360,619)
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                   (378,360,100)
--------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      360,071,105
                                                                            ----------------
NET ASSETS                                                                  $ 1,519,371,615
                                                                            ================


              28 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $805,065,844 and 107,183,492 shares of beneficial interest outstanding)              $ 7.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                         $ 7.97
-----------------------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $77,686,252 and 10,506,391 shares of beneficial interest outstanding)                $ 7.39
-----------------------------------------------------------------------------------------------

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $172,401,574 and 23,484,265 shares of beneficial interest outstanding)               $ 7.34
-----------------------------------------------------------------------------------------------

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $22,912,648 and 3,085,613 shares of beneficial interest outstanding)                 $ 7.43
-----------------------------------------------------------------------------------------------

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $441,305,297 and 58,448,315 shares of beneficial interest outstanding)        $ 7.55

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              29 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2007
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------
Interest                                                                   $ 46,107,106
----------------------------------------------------------------------------------------
Dividends from affiliated companies                                           3,049,604
----------------------------------------------------------------------------------------
Portfolio lending fees                                                           49,733
----------------------------------------------------------------------------------------
Other income                                                                     18,795
                                                                           -------------
Total investment income                                                      49,225,238

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------
Management fees                                                              11,084,093
----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                       1,785,504
Class B                                                                         766,989
Class C                                                                       1,592,537
Class N                                                                         100,007
----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                       1,908,111
Class B                                                                         319,874
Class C                                                                         527,242
Class N                                                                          99,323
Class Y                                                                          54,111
----------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                         119,097
Class B                                                                          64,835
Class C                                                                          44,561
Class N                                                                          15,769
Class Y                                                                           2,971
----------------------------------------------------------------------------------------
Trustees' compensation                                                           35,099
----------------------------------------------------------------------------------------
Custodian fees and expenses                                                      20,992
----------------------------------------------------------------------------------------
Administration service fees                                                       1,500
----------------------------------------------------------------------------------------
Other                                                                            76,915
                                                                           -------------
Total expenses                                                               18,619,530
Less reduction to custodian expenses                                            (20,992)
Less waivers and reimbursements of expenses                                  (3,316,722)
                                                                           -------------
Net expenses                                                                 15,281,816

----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        33,943,422


              30 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------
Net realized loss on:
Investments from affiliated companies                                    $ (200,981,224)
Closing and expiration of futures contracts                                 (19,944,441)
Short positions                                                                (245,426)
Swap contracts                                                               (5,915,806)
                                                                         ---------------
Net realized loss                                                          (227,086,897)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                 557,505,669
Futures contracts                                                            (3,882,200)
Swap contracts                                                                1,844,535
                                                                         ---------------
Net change in unrealized appreciation                                       555,468,004

----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $  362,324,529
                                                                         ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              31 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOUR MONTHS
                                                          YEAR ENDED            ENDED         YEAR ENDED
                                                        DECEMBER 31,     DECEMBER 31,         AUGUST 31,
                                                                2007           2006 1               2006
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income                                 $   33,943,422   $   14,439,104   $     51,625,802
---------------------------------------------------------------------------------------------------------
Net realized loss                                       (227,086,897)     (52,182,777)        (4,667,506)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)     555,468,004     (192,371,395)      (228,531,019)
                                                      ---------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                          362,324,529     (230,115,068)      (181,572,723)

---------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                  (95,405,939)     (26,007,032)       (11,433,271)
Class B                                                   (8,607,125)      (2,239,937)          (821,899)
Class C                                                  (19,379,159)      (4,746,117)        (1,750,765)
Class N                                                   (2,628,151)        (627,304)          (208,442)
Class Y                                                  (53,966,924)      (9,688,707)        (2,600,912)
                                                      ---------------------------------------------------
                                                        (179,987,298)     (43,309,097)       (16,815,289)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                           --               --        (98,053,603)
Class B                                                           --               --        (11,828,387)
Class C                                                           --               --        (22,813,258)
Class N                                                           --               --         (2,151,295)
Class Y                                                           --               --        (14,899,429)
                                                      ---------------------------------------------------
                                                                  --               --       (149,745,972)

---------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                  (23,795,443)    (127,188,990)         1,916,130
Class B                                                  (17,962,931)     (12,307,113)        (4,458,453)
Class C                                                  (19,054,716)     (38,105,624)        35,205,734
Class N                                                      777,794         (754,032)         3,626,279
Class Y                                                  127,785,636       (9,903,830)       208,030,457
                                                      ---------------------------------------------------
                                                          67,750,340     (188,259,589)       244,320,147

---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Total increase (decrease)                                250,087,571     (461,683,754)      (103,813,837)
---------------------------------------------------------------------------------------------------------
Beginning of period                                    1,269,284,044    1,730,967,798      1,834,781,635
                                                      ---------------------------------------------------
End of period (including accumulated net
investment income (loss) of $(137,360,619),
$14,708,308 and $43,447,519, respectively)            $1,519,371,615   $1,269,284,044   $  1,730,967,798
                                                      ===================================================

1. The Fund changed its fiscal year end from August 31 to December 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              32 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                          YEAR ENDED AUGUST 31,
CLASS A     YEAR ENDED DECEMBER 31,                   2007        2006 1            2006            2005        2004       2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    6.52      $   7.82      $     9.59      $     9.13    $   7.51   $   6.15
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .18 2         .07 2           .24 2           .11 2       .01        .03
Net realized and unrealized gain (loss)               1.80         (1.14)          (1.17)           2.84        1.85       1.38
                                                 -------------------------------------------------------------------------------
Total from investment operations                      1.98         (1.07)           (.93)           2.95        1.86       1.41
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income                  (.99)         (.23)           (.08)           (.07)         -- 3     (.05)
Distributions from net realized gain                    --            --            (.76)          (2.42)       (.24)        --
                                                 -------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                         (.99)         (.23)           (.84)          (2.49)       (.24)      (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    7.51      $   6.52      $     7.82      $     9.59    $   9.13   $   7.51
                                                 ===============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                   30.23%       (13.79)%         (9.98)%         44.66%      25.44%     23.08%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 805,066      $729,959      $1,017,895      $1,246,436    $638,254   $238,828
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 729,503      $835,927      $1,140,904      $  844,342    $413,618   $193,837
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income                                 2.58%         3.10%           2.95%           1.34%       0.22%      0.46%
Total expenses                                        1.37% 6,7     1.47% 6,7       1.30% 6         1.32%       1.40%      1.49%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                    1.13%         1.23%           1.29%           1.32%       1.40%      1.49%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 52% 8         32% 8           89% 8,9         94% 8       87%        61%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including all expenses of the wholly-owned subsidiary were as follows:

   Year Ended December 31, 2007               1.61%
   Four Months Ended December 31, 2006        1.71%
   Year Ended August 31, 2006                 1.31%

7. Total expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2007               1.37%
   Four Months Ended December 31, 2006        1.47%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                       PURCHASE TRANSACTIONS   SALE TRANSACTIONS
      --------------------------------------------------------------------------
      Year Ended December 31, 2007            $  680,590,562      $  787,318,530
      Four Months Ended December 31, 2006     $  642,777,532      $  686,348,366
      Year Ended August 31, 2006              $4,236,251,723      $4,418,930,664
      Year Ended August 31, 2005              $4,827,248,691      $4,809,916,669

9. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              33 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                                                            YEAR ENDED AUGUST 31,
CLASS B     YEAR ENDED DECEMBER 31,                        2007       2006 1          2006         2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   6.43      $  7.67      $   9.46     $   9.05     $   7.51     $   6.16
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .12 2        .05 2         .17 2        .04 2       (.05)        (.04)
Net realized and unrealized gain (loss)                    1.75        (1.12)        (1.15)        2.80         1.83         1.40
                                                       ----------------------------------------------------------------------------
Total from investment operations                           1.87        (1.07)         (.98)        2.84         1.78         1.36
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income                       (.91)        (.17)         (.05)        (.01)          --         (.01)
Distributions from net realized gain                         --           --          (.76)       (2.42)        (.24)          --
                                                       ----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                              (.91)        (.17)         (.81)       (2.43)        (.24)        (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   7.39      $  6.43      $   7.67     $   9.46     $   9.05     $   7.51
                                                       ============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        29.00%      (14.03)%      (10.72)%      43.33%       24.32%       22.12%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 77,686      $85,124      $115,174     $147,663     $ 78,125     $ 37,589
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 76,819      $94,533      $130,837     $102,816     $ 52,436     $ 32,101
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               1.70%        2.28%         2.05%        0.46%       (0.69)%      (0.41)%
Total expenses                                             2.34% 5,6    2.42% 5,6     2.19% 5      2.19%        2.32%        2.44%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                         2.03%        2.05%         2.18%        2.19%        2.31%        2.36%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      52% 7        32% 7         89% 7,8      94% 7        87%          61%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including all expenses of the wholly-owned subsidiary were as follows:

   Year Ended December 31, 2007             2.58%
   Four Months Ended December 31, 2006      2.66%
   Year Ended August 31, 2006               2.20%

6. Total expenses including indirect expenses from affiliated fund were as follows:

   Year Ended December 31, 2007             2.34%
   Four Months Ended December 31, 2006      2.42%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                     PURCHASE TRANSACTIONS     SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007            $   680,590,562       $   787,318,530
   Four Months Ended December 31, 2006     $   642,777,532       $   686,348,366
   Year Ended August 31, 2006              $ 4,236,251,723       $ 4,418,930,664
   Year Ended August 31, 2005              $ 4,827,248,691       $ 4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              34 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                                        YEAR ENDED AUGUST 31,
CLASS C   YEAR ENDED DECEMBER 31,              2007          2006 1            2006            2005          2004        2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    6.40       $    7.64       $    9.42       $    9.02     $    7.48    $   6.14
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                    .12 2           .05 2           .17 2           .05 2        (.03)       (.03)
Net realized and unrealized gain
(loss)                                         1.74           (1.12)          (1.13)           2.79          1.81        1.38
                                          -------------------------------------------------------------------------------------
Total from investment operations               1.86           (1.07)           (.96)           2.84          1.78        1.35
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income           (.92)           (.17)           (.06)           (.02)           --        (.01)
Distributions from net realized gain             --              --            (.76)          (2.42)         (.24)         --
                                          -------------------------------------------------------------------------------------

Total dividends and/or
distributions to shareholders                  (.92)           (.17)           (.82)          (2.44)         (.24)       (.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    7.34       $    6.40       $    7.64       $    9.42     $    9.02    $   7.48
                                          =====================================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3            29.03%         (14.03)%        (10.59)%         43.50%        24.42%      22.04%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $ 172,402       $ 170,180       $ 245,844       $ 264,019     $ 110,728    $ 36,531
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 159,408       $ 197,628       $ 261,017       $ 170,306     $  68,392    $ 25,746
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                   1.76%           2.30%           2.17%           0.57%        (0.62)%     (0.43)%
Total expenses                                 2.20% 5,6       2.28% 5,6       2.09% 5         2.11%         2.24%       2.40%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                          1.96%           2.03%           2.08%           2.11%         2.24%       2.36%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          52% 7          32% 7            89% 7,8         94% 7         87%         61%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including all expenses of the wholly-owned subsidiary were as follows:

         Year Ended December 31, 2007          2.44%
         Four Months Ended December 31, 2006   2.52%
         Year Ended August 31, 2006            2.10%

6. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2007             2.20%
      Four Months Ended December 31, 2006      2.28%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                        PURCHASE TRANSACTIONS  SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007               $   680,590,562    $   787,318,530
   Four Months Ended December 31, 2006        $   642,777,532    $   686,348,366
   Year Ended August 31, 2006                 $ 4,236,251,723    $ 4,418,930,664
   Year Ended August 31, 2005                 $ 4,827,248,691    $ 4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              35 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                                                       YEAR ENDED AUGUST 31,
CLASS N   YEAR ENDED DECEMBER 31,              2007          2006 1            2006            2005          2004       2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    6.46       $    7.74       $    9.51       $    9.08     $    7.50   $   6.15
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .15 2           .07 2           .21 2           .08 2          --        .07
Net realized and unrealized gain (loss)        1.78           (1.14)          (1.15)           2.82          1.82       1.36
                                          -----------------------------------------------------------------------------------
Total from investment operations               1.93           (1.07)           (.94)           2.90          1.82       1.43
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income           (.96)           (.21)           (.07)           (.05)           --       (.08)
Distributions from net realized gain             --              --            (.76)          (2.42)         (.24)        --
                                          -----------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                  (.96)           (.21)           (.83)          (2.47)         (.24)      (.08)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    7.43       $    6.46       $    7.74       $    9.51     $    9.08   $   7.50
                                          ===================================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3            29.77%         (13.89)%        (10.22)%         44.03%        24.90%     23.63%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $  22,913       $  19,428       $  24,106       $  25,586     $   8,206   $  1,578
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $  20,068       $  20,724       $  24,867       $  14,654     $   4,516   $  1,001
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                   2.17%           2.83%           2.59%           1.03%        (0.17)%     0.27%
Total expenses                                 1.91% 5,6       1.85% 5,6       1.71% 5         1.68%         1.84%      1.83%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                          1.53%           1.49%           1.66%           1.68%         1.80%      1.63%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          52% 7           32% 7           89% 7,8         94% 7         87%        61%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including all expenses of the wholly-owned subsidiary were as follows:

         Year Ended December 31, 2007          2.15%
         Four Months Ended December 31, 2006   2.09%
         Year Ended August 31, 2006            1.72%

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended December 31, 2007          1.91%
         Four Months Ended December 31, 2006   1.85%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                        PURCHASE TRANSACTIONS  SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007               $   680,590,562    $   787,318,530
   Four Months Ended December 31, 2006        $   642,777,532    $   686,348,366
   Year Ended August 31, 2006                 $ 4,236,251,723    $ 4,418,930,664
   Year Ended August 31, 2005                 $ 4,827,248,691    $ 4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              36 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                                                                       YEAR ENDED AUGUST 31,
CLASS Y   YEAR ENDED DECEMBER 31,              2007          2006 1            2006            2005          2004       2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    6.55       $    7.88       $    9.63       $    9.15     $    7.52   $   6.15
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .22 2           .09 2           .29 2           .15 2         .05        .06
Net realized and unrealized gain
(loss)                                         1.80           (1.15)          (1.18)           2.86          1.84       1.39
                                          -----------------------------------------------------------------------------------
Total from investment operations               2.02           (1.06)           (.89)           3.01          1.89       1.45
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (1.02)           (.27)           (.10)           (.11)         (.02)      (.08)
Distributions from net realized gain             --              --            (.76)          (2.42)         (.24)        --
                                          -----------------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                 (1.02)           (.27)           (.86)          (2.53)         (.26)      (.08)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    7.55       $    6.55       $    7.88       $    9.63     $    9.15   $   7.52
                                          ===================================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3            30.82%         (13.61)%         (9.54)%         45.42%        25.84%     23.69%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $ 441,305       $ 264,593       $ 327,949       $ 151,078     $  47,387   $ 25,724
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 346,011       $ 272,831       $ 255,428       $  83,836     $  31,449   $ 15,755
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                          3.06%           3.67%           3.52%           1.83%         0.65%      0.83%
Total expenses                                 0.86% 5,6       0.89% 5,6       0.84% 5         0.88%         0.97%      1.08%
Expenses after payments, waivers
and/or reimbursements and reduction
to custodian expenses                          0.62%           0.65%           0.83%           0.88%         0.97%      1.08%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          52% 7           32% 7           89% 7,8         94% 7         87%        61%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including all expenses of the wholly-owned subsidiary were as follows:

         Year Ended December 31, 2007          1.10%
         Four Months Ended December 31, 2006   1.13%
         Year Ended August 31, 2006            0.85%

6. Total expenses including indirect expenses from affiliated fund were as follows:

         Year Ended December 31, 2007          0.86%
         Four Months Ended December 31, 2006   0.89%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                        PURCHASE TRANSACTIONS  SALE TRANSACTIONS
   -----------------------------------------------------------------------------
   Year Ended December 31, 2007               $   680,590,562    $   787,318,530
   Four Months Ended December 31, 2006        $   642,777,532    $   686,348,366
   Year Ended August 31, 2006                 $ 4,236,251,723    $ 4,418,930,664
   Year Ended August 31, 2005                 $ 4,827,248,691    $ 4,809,916,669

8. The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              37 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Commodity Strategy Total Return Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. Total return refers to the change in value of an investment in shares of the Fund over time resulting from changes in the value of the Fund's investments and income on those investments. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Adviser"). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (the "Manager"), a wholly-owned subsidiary of the Adviser.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.

      The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the


              38 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Fund's Statement of Assets and Liabilities and the Fund's Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

      For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income. For the year ended December 31, 2007, the Subsidiary has a surplus of $203,925,484 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are


              39 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

      The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                           WHEN-ISSUED OR DELAYED
                                      DELIVERY BASIS TRANSACTIONS
               --------------------------------------------------
               Purchased securities                  $ 17,011,528


              40 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
   --------------------------------------------------------------------------
   $68,433,902               $ --          $ 377,247,008        $ 153,817,854


              41 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

1. As of December 31, 2007, the Fund had $357,769,168 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2007, details of the capital loss carryforward(s) were as follows:

                            EXPIRING
                            ------------------------
                            2013       $ 105,781,986
                            2014          32,365,744
                            2015         219,621,438
                                       -------------
                            Total      $ 357,769,168
                                       =============

2. As of December 31, 2007, the Fund had $19,477,840 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016.

3. During the fiscal year ended December 31, 2007, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                             REDUCTION TO
                        INCREASE TO       ACCUMULATED NET
                        ACCUMULATED NET     REALIZED LOSS
                        INVESTMENT LOSS    ON INVESTMENTS
                        ---------------------------------
                        $6,025,051            $ 6,025,051

The tax character of distributions paid during the year ended December 31, 2007, the four months ended December 31, 2006 and the year ended August 31, 2006 was as follows:

                                  YEAR ENDED   FOUR MONTHS ENDED        YEAR ENDED
                           DECEMBER 31, 2007   DECEMBER 31, 2006   AUGUST 31, 2006
----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                $ 179,987,298        $ 43,309,097     $  76,933,870
Long-term capital gain                    --                  --        89,627,391
                               ---------------------------------------------------
Total                          $ 179,987,298        $ 43,309,097     $ 166,561,261
                               ===================================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


              42 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

            Federal tax cost of securities          $ 1,372,096,457
            Federal tax cost of other investments      (561,757,410)
                                                    ---------------
            Total federal tax cost                  $   810,339,047
                                                    ===============

            Gross unrealized appreciation           $   162,068,389
            Gross unrealized depreciation                (8,250,535)
                                                    ---------------
            Net unrealized appreciation             $   153,817,854
                                                    ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


              43 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED               FOUR MONTHS ENDED                      YEAR ENDED
                                    DECEMBER 31, 2007             DECEMBER 31, 2006 1                 AUGUST 31, 2006
                                SHARES         AMOUNT           SHARES         AMOUNT           SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                        31,816,627  $ 223,174,398       10,502,774  $  72,510,410       63,685,467  $ 521,423,410
Dividends and/or
distributions reinvested    11,122,166     83,972,545        3,335,334     22,546,857       11,365,248     92,403,268
Redeemed                   (47,665,838)  (330,942,386) 2   (32,038,149)  (222,246,257) 3   (74,934,452)  (611,910,548) 4
                           ----------------------------------------------------------------------------------------------
Net increase (decrease)     (4,727,045) $ (23,795,443)     (18,200,041) $(127,188,990)         116,263  $   1,916,130
                           ==============================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                         1,430,855  $   9,847,889          471,212  $   3,196,501        4,763,761  $  38,833,006
Dividends and/or
distributions reinvested       989,494      7,351,942          284,347      1,896,594        1,323,447     10,603,972
Redeemed                    (5,147,974)   (35,162,762) 2    (2,532,948)   (17,400,208) 3    (6,678,110)   (53,895,431) 4
                           ----------------------------------------------------------------------------------------------
Net decrease                (2,727,625) $ (17,962,931)      (1,777,389) $ (12,307,113)        (590,902) $  (4,458,453)
                           ==============================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                         4,817,114  $  32,951,391        1,294,478  $   8,723,511       13,237,294  $ 106,741,087
Dividends and/or
distributions reinvested     2,042,927     15,076,876          540,826      3,585,681        2,353,406     18,757,878
Redeemed                    (9,981,581)   (67,082,983) 2    (7,429,153)   (50,414,816) 3   (11,423,674)   (90,293,231) 4
                           ----------------------------------------------------------------------------------------------
Net increase (decrease)     (3,121,540) $ (19,054,716)      (5,593,849) $ (38,105,624)       4,167,026  $  35,205,734
                           ==============================================================================================


              44 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                           YEAR ENDED               FOUR MONTHS ENDED                      YEAR ENDED
                                    DECEMBER 31, 2007             DECEMBER 31, 2006 1                 AUGUST 31, 2006
                                SHARES         AMOUNT           SHARES         AMOUNT           SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
CLASS N
Sold                         1,103,637  $   7,726,646          426,319  $   2,937,548        2,062,983  $  16,822,497
Dividends and/or
distributions reinvested       304,353      2,270,407           83,058        555,660          269,724      2,173,165
Redeemed                    (1,329,330)    (9,219,259) 2      (617,242)    (4,247,240) 3    (1,907,535)   (15,369,383) 4
                           ----------------------------------------------------------------------------------------------
Net increase (decrease)         78,660  $     777,794         (107,865) $    (754,032)         425,172  $   3,626,279
                           ==============================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                        26,467,257  $ 185,607,666       10,512,819  $  72,211,466       36,833,033  $ 295,975,516
Dividends and/or
distributions reinvested     5,643,865     42,836,939        1,227,816      8,324,595        1,579,904     12,809,636
Redeemed                   (14,065,867)  (100,658,969) 2   (12,958,379)   (90,439,891) 3   (12,486,664)  (100,754,695) 4
                           ----------------------------------------------------------------------------------------------
Net increase (decrease)     18,045,255  $ 127,785,636       (1,217,744) $  (9,903,830)      25,926,273  $ 208,030,457
                           ==============================================================================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. Net of redemption fees of $6,705, $706, $1,465, $184 and $3,180 for Class A, Class B, Class C, Class N and Class Y, respectively.

3. Net of redemption fees of $962, $109, $228, $24 and $314 for Class A, Class B, Class C, Class N and Class Y, respectively.

4. Net of redemption fees of $62,156, $7,128, $14,220, $1,355 and $13,916 for
Class A, Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2007, were as follows:

                                               PURCHASES           SALES
           -------------------------------------------------------------
           Investment securities           $ 535,895,244   $ 698,391,071
           U.S. government and
           government agency obligations         106,599         108,578
           To Be Announced (TBA)
           mortgage-related securities       680,590,562     787,318,530

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

           FEE SCHEDULE
           ----------------------------------------------
           Up to $200 million                       1.00%
           Next $200 million                        0.90
           Next $200 million                        0.85
           Next $200 million                        0.80
           Over $800 million                        0.75

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.


              45 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SUB-ADVISER FEES. The Adviser retains the Manager to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Manager an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

                        FEE SCHEDULE
                        ---------------------------
                        Up to $200 million   0.500%
                        Next $200 million    0.450
                        Next $200 million    0.425
                        Next $200 million    0.400
                        Over $800 million    0.375

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2007, the Fund paid $2,905,409 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent


              46 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at December 31, 2007 for Class B, Class C and Class N shares were $3,237,786, $3,753,323 and $356,660, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B         CLASS C         CLASS N
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------------------
December 31, 2007       $ 200,366        $ 35,784       $ 266,409        $ 28,007         $ 1,097

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. During the year ended December 31, 2007, the Adviser waived $3,170,622.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended December 31, 2007, OFS waived $53,617, $4,743 and $29,555 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2007, the Manager waived $58,185 for IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.


              47 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
6. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, coun-terparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet


              48 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counter-parties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation


              49 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. SECURITIES LENDING Continued

to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
      As of December 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


              50 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Commodity Strategy Total Return Fund (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the four month period ended December 31, 2006 and the year ended August 31, 2006, and the financial highlights for the year then ended, the four month period ended December 31, 2006 and for each of the four years in the period ended August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the statements of changes in net assets for the year then ended, the four month period ended December 31, 2006 and the year ended August 31, 2006, and the financial highlights for the year then ended, the four month period ended December 31, 2006 and for each of the four years in the period ended August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 13, 2008


              51 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2007, $58,897,317 or 32.72% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


              52 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


              53 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory and sub-advisory agreements (the "Agreements"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Real Asset Management, Inc. (the "Sub-Adviser") provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Adviser's services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's and Sub-Adviser's key personnel who provide such services. The Manager's and Sub-Adviser's duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by


              54 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Adviser's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's and Sub-Adviser's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Adviser's key personnel and the size and functions of their staffs providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Kevin Baum, Robert Baker, Angelo Manioudakis and the Manager's Core Plus investment team and analysts. Mr. Baum has been a portfolio manager of the Portfolio since 1999, Mr. Baker has been a portfolio manager of the Portfolio since May 2007, and Mr. Manioudakis has been a portfolio manager of the Portfolio since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreements as a result of the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load specialty diversified equity funds. The Board noted that the Fund's three-year and five-year performance were better than its peer group median although its one-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and Sub-Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients


              55 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other specialty diversified equity funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fees are lower than its peer group median and its actual management fees are equal to its peer group median. The Board noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund's assets grow.

      OTHER BENEFITS TO THE MANAGER AND THE SUB-ADVISER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager and Sub-Adviser receive as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager and the Sub-Adviser is important in order for the Manager and the Sub-Adviser to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager and the Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements for another year. In arriving at this decision, the Board considered all of the above information, and considered the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


              56 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company
Chairman of the Board             (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso
of Trustees (since 2003),         Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman,
Trustee (since 1999)              Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas
Age: 70                           drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991);
                                  Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc.
                                  (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency)
                                  (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004),
                                  Storage Technology Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991).
                                  Oversees 39 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1998)              1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April
Age: 71                           1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April
                                  1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the
                                  OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-May
Trustee (since 1999)              2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman
Age: 69                           of Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1997)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 66                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1997)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 67                           (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.


              57 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)              February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 61                           2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                  Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of
                                  Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                  Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management
                                  Company (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                  Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit Suisse
                                  First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of
                                  MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series
                                  Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).
                                  Oversees 39 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University
Trustee (since 2002)              (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of
Age: 63                           Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                                  (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc.
                                  (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004);
                                  and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees
                                  39 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of
Age: 65                           Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds
                                  (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                  SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                  Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and            Manager (September 2000-March 2007); President and director or trustee of other Oppenheimer
Principal Executive Officer       funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
(since 2001)                      holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
Age: 58                           Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                  Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and
                                  of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the


              58 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

JOHN V. MURPHY,                   Manager) (since July 2001); Director of the following investment advisory subsidiaries of the
Continued                         Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                  2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                                  2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset
                                  Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                  parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and
                                  Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees
                                  102 portfolios in the OppenheimerFunds complex.
-----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BAKER, ZACK,
OF THE FUND                       GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                  10281-1008; FOR MESSRS. BAUM, VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON
                                  WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470
                                  ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MASSACHUSETTS 02210. EACH OFFICER SERVES FOR AN INDEFINITE
                                  TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

KEVIN BAUM,                       Vice President of the Manager (since October 2000); a Chartered Financial Analyst. A portfolio
Vice President and Portfolio      manager and officer of 1 portfolio in the OppenheimerFunds complex.
Manager (since 2000)
Age: 37

ANGELO G. MANIOUDAKIS,            Senior Vice President of the Manager and of HarbourView Asset Management Corporation (since April
Vice President and Portfolio      2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Vice President of
Manager (since 2002)              Oppenheimer Real Asset Management, Inc. (since November 2006). Executive Director and portfolio
Age: 41                           manager for MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset Management) (August 1993-April
                                  2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

ROBERT BAKER,                     Vice President and Senior Portfolio Manager of the Manager (since May 2007); a Chartered
Vice President and Portfolio      Financial Analyst; Assistant Vice President and Senior Research Analyst of the Manager (January
Manager (since 2007)              2004-May 2007); Analyst of the Manger (February 2001-December 2003). A portfolio manager and
Age: 34                           officer of 1 portfolio in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,                Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of
Vice President and Portfolio      the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 12
Manager (since 2006)              portfolios in the OppenheimerFunds complex.
Age: 41

GEOFFREY CAAN,                    Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN
Vice President and Portfolio      AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
Manager (since 2006)              1999-June 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds
Age: 38                           complex.

BENJAMIN J. GORD,                 Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation
Vice President and Portfolio      (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive
Manager (since 2006)              Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Age: 45                           Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 12 portfolios in the OppenheimerFunds complex.


              59 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

THOMAS SWANEY,                    Vice President of the Manager (since April 2006); senior analyst, high grade investment team
Vice President and Portfolio      (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of
Manager (since 2006)              Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 12
Age: 35                           portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief
Vice President and Chief          Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and
Compliance Officer                Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor,
(since 2004)                      Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
Age: 57                           Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An
                                  officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 1999)              Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 48                           OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial
                                  Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
                                  Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003).
                                  An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2004)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 37

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003). An officer of 102 portfolios in the OppenheimerFunds
Age: 37                           complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
(since 2001)                      of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
Age: 59                           General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                  General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                  Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private
                                  Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                  Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.


              60 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services,
(since 2004)                      Inc. An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 40

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary               Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                      (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 44                           OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 42                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


              61 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

--------------------------------------------------------------------------------

     FINANCIAL STATEMENTS FOR RAF FUND LTD. (THE "SUBSIDIARY")
     FOR THE YEAR ENDED DECEMBER 31, 2007

64   Statement of Investments

73   Statement of Assets and Liabilities

74   Statement of Operations

75   Statements of Changes in Net Assets

76   Notes to Financial Statements

83   Independent Auditor's Report


              63 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.9%
--------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust,
Automobile Asset-Backed Certificates, Series
2005-1, Cl. A4, 5.048%, 4/15/11 1                    $  3,850,000  $  3,836,021
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1                 651,398       653,423
--------------------------------------------------------------------------------
Mastr Asset-Backed Securities Trust 2006-WMC3,
Mtg. Pass-Through Certificates, Series 2006-WMC3,
Cl. A3, 4.965%, 8/25/36 1                                 800,000       747,726
--------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through Certificates,
Series 1999-I, Cl. ECFD, 0.491%, 1/25/29 2,8              239,840        40,773
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 4.965%,
7/1/36 1                                                1,060,000     1,032,191
--------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance
Trust, Home Equity Asset-Backed Obligations,
Series 2005-BC3, Cl. A2B, 5.115%, 6/25/36 1               604,985       603,214
                                                                   -------------
Total Asset-Backed Securities (Cost $7,012,945)                       6,913,348

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--51.6%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--28.0%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--28.0%
Fannie Mae Trust 2004-W9, Pass-Through
Certificates, Trust 2004-W9, Cl. 2A2, 7%, 2/25/44          99,486       105,546
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 9/15/18-10/15/18                                   728,318       716,507
6%, 7/15/17                                               688,621       705,296
6.50%, 4/15/21-8/15/32                                  2,963,160     3,071,770
7%, 11/15/22-12/15/34                                   2,227,466     2,335,923
7%, 1/15/34 3                                              77,052        80,998
8%, 4/15/16                                                40,595        43,064
9%, 8/15/22                                                 6,499         7,004
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real
Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 2080, Cl. C, 6.50%, 8/15/28                        579,773       602,679
Series 2080, Cl. Z, 6.50%, 8/15/28                        430,598       449,245
Series 2116, Cl. ZA, 6%, 1/15/29                        3,407,076     3,505,501
Series 2191, Cl. TZ, 7%, 10/15/29                       1,417,633     1,490,780
Series 2341, Cl. FP, 5.928%, 7/15/31 1                    287,367       288,865
Series 2427, Cl. ZM, 6.50%, 3/15/32                     1,312,814     1,375,586
Series 2436, Cl. MC, 7%, 4/15/32                          808,513       856,090
Series 2461, Cl. PZ, 6.50%, 6/15/32                     1,134,127     1,185,435
Series 2754, Cl. PE, 5%, 2/15/34                        2,179,000     2,058,502
Series 2844, Cl. PE, 6.50%, 6/15/34                     4,926,000     4,632,291
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 177, Cl.
IO, 1.227%, 7/1/26 4                                      325,051        73,274
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/25/19                                          1,215,325     1,195,691
4.50%, 9/25/18 5                                        3,883,417     3,822,197
5%, 2/25/18-3/25/34                                     9,350,605     9,327,996


              64 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
5%, 12/25/17-11/25/33 5                              $ 19,948,872  $ 19,541,349
5.50%, 4/25/34                                          1,959,252     1,961,011
5.50%, 1/1/22 6                                         4,490,000     4,548,231
6%, 6/25/21-10/25/33                                   13,253,399    13,530,294
6%, 9/25/21-12/25/21 5                                  2,638,089     2,701,764
6.50%, 12/25/28                                           418,323       433,655
6.50%, 6/25/17 5                                        5,209,615     5,395,932
7%, 11/25/17                                            1,221,431     1,272,518
8.50%, 7/25/32                                              5,625         6,059
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                 1,173,370     1,215,392
Trust 1999-64, Cl. TH, 7.50%, 12/25/29 5                3,851,857     4,118,319
Trust 2002-9, Cl. PC, 6%, 3/25/17 5                     2,370,424     2,452,967
Trust 2003-84, Cl. PW, 3%, 6/25/22                        795,732       790,619
Trust 2006-44, Cl. OA, 5.50%, 12/25/26 5                4,654,179     4,703,875
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2005-83, Cl. SL, 11.659%, 10/25/35 4             13,907,386     1,017,057
Trust 2005-87, Cl. SE, 12.322%, 10/25/35 4              3,825,897       266,903
Trust 294, Cl. 2, 7.577%, 2/1/28 4                        256,077        59,247
Trust 321, Cl. 2, 8.248%, 4/1/32 4                      1,176,191       272,624
Trust 344, Cl. 2, 6.605%, 12/1/33 4                     6,149,618     1,410,069
                                                                   -------------
                                                                    103,628,125

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%,
12/29/17                                                    7,548         8,145
--------------------------------------------------------------------------------
NON-AGENCY--23.6%
--------------------------------------------------------------------------------
COMMERCIAL--15.3%
Banc of America Commercial Mortgage, Inc.,
Commercial Mtg. Pass-Through Certificates, Series
2006-5, Cl. A2, 5.348%, 10/10/11                        1,835,000     1,842,856
--------------------------------------------------------------------------------
Banc of America Funding Corp., CMO Pass-Through
Certificates, Series 2004-2, Cl. 2A1, 6.50%,
7/20/32                                                   757,792       770,698
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc.,
Commercial Mtg. Obligations, Series 2003-T10, Cl.
A1, 4%, 3/13/40                                           266,163       262,053
--------------------------------------------------------------------------------
CHL Mortgage Pass-Through Trust 2003-J5, Mortgage
Pass-Through Certificates, Series 2003-J5, Cl.
2A1, 5%, 7/1/08                                         3,250,424     3,227,914
--------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2007-CD4, Cl. A2B, 5.205%,
12/11/49                                               13,285,000    13,282,902
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage Loan Trust,
Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                  997,009       996,831
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                    432,974       433,331
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36              1,488,444     1,488,366


              65 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL Continued
GE Capital Commercial Mortgage Corp., Commercial
Mtg. Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38              $    400,000  $    396,942
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                   750,000       747,395
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                 1,590,000     1,584,515
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2006-GG8, Cl. A2, 5.479%,
11/10/39 1                                              3,718,000     3,758,103
--------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities
Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42               1,780,000     1,761,765
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42               1,180,000     1,172,836
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51              10,530,000    10,754,643
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49              1,280,000     1,281,865
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates:
Series 2005-C5, Cl. A2, 4.885%, 9/15/30                 1,920,000     1,917,127
Series 2005-C7, Cl. A2, 5.103%, 11/11/30                3,490,000     3,498,240
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                 1,890,000     1,893,211
--------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 1998-D6, Cl.
A1B, 6.59%, 3/15/30                                       586,127       587,530
--------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB,
CMO Pass-Through Certificates, Series 2006-A9CB,
Cl. A5, 6%, 9/25/36                                     3,146,648     3,140,846
--------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates,
Series 2006-C29, Cl. A2, 5.272%, 11/15/48                 391,000       391,915
--------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates, Series
2003-AR9, Cl. 2A, 4.047%, 9/25/33 1                     1,122,345     1,115,905
                                                                   -------------
                                                                     56,307,789

--------------------------------------------------------------------------------
MANUFACTURED HOUSING--2.1%
Wells Fargo Mortgage-Backed Securities 2006-AR12
Trust, Mtg. Pass-Through Certificates, Series
2006-AR12, Cl. 2A1, 6.102%, 9/25/36 1                   7,796,024     7,813,230
--------------------------------------------------------------------------------
MULTIFAMILY--1.6%
Banc of America Mortgage Securities, Inc., CMO
Pass-Through Certificates, Series 2003-E, Cl.
2A2, 4.35%, 6/25/33 1                                   1,802,116     1,795,606
--------------------------------------------------------------------------------
Countrywide Home Loans Servicing LP, Mtg.
Pass-Through Certificates, Series 2003-46, Cl.
1A2, 4.122%, 1/19/34 1                                  2,946,641     2,982,726
--------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR10
Trust, Mtg. Pass-Through Certificates, Series
2006-AR10, Cl. 2A1, 5.646%, 7/25/36 1                   1,141,312     1,149,866
                                                                   -------------
                                                                      5,928,198

--------------------------------------------------------------------------------
RESIDENTIAL--4.6%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                 3,458,889     3,534,096
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                   259,706       260,591


              66 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
RESIDENTIAL Continued
GSR Mortgage Loan Trust, CMO, Series 2005-AR7,
Cl. 4A1, 5.35%, 11/25/35 1                           $  5,585,072  $  5,511,990
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust, Mtg.
Pass-Through Certificates, Series 2006-3, Cl. 2A1,
6.091%, 10/25/36 1                                      5,626,312     5,704,865
--------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
Pass-Through Certificates, Series 2006-AR, Cl.
5A3, 5.427%, 6/25/36 1                                    870,000       874,020
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl.
1A8, 6%, 9/25/36                                        1,203,814     1,203,305
                                                                   -------------
                                                                     17,088,867
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $188,037,823)                                                 190,774,354

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.4%
--------------------------------------------------------------------------------
U.S. Treasury Nts., 4.50%, 5/15/17 5 (Cost
$1,294,841)                                             1,320,000     1,368,572
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--38.0%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.9%
--------------------------------------------------------------------------------
AUTOMOBILES--1.4%
DaimlerChrysler North America Holding Corp.:
7.30% Nts., 1/15/12                                     1,235,000     1,317,798
5.461% Nts., Series E, 3/13/09 1                          580,000       576,930
--------------------------------------------------------------------------------
Equus Cayman Finance Ltd., 5.50% Unsub. Nts.,
9/12/08 7                                               1,780,000     1,779,379
--------------------------------------------------------------------------------
Residential Capital LLC, 6.375% Sr. Unsec. Nts.,
6/30/10 5                                               2,415,000     1,557,675
                                                                   -------------
                                                                      5,231,782

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Yum! Brands, Inc., 7.65% Sr. Unsec. Nts., 5/15/08       1,900,000     1,918,151
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.7%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09            1,105,000     1,018,132
--------------------------------------------------------------------------------
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09 5                  905,000       879,891
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09 5             80,000        76,239
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts., 7/15/09                   680,000       633,173
                                                                   -------------
                                                                      2,607,435

--------------------------------------------------------------------------------
MEDIA--4.7%
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08         300,000       310,139
--------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts.,
3/15/11                                                 2,230,000     2,019,571
--------------------------------------------------------------------------------
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts.,
1/15/10 5                                               4,810,000     4,926,801
--------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 7            1,855,000     1,849,190
--------------------------------------------------------------------------------
Gannett Co., Inc., 4.125% Nts., 6/15/08                 1,550,000     1,543,382
--------------------------------------------------------------------------------
News America Holdings, Inc., 7.375% Sr. Unsec.
Debs., 10/17/08                                         2,440,000     2,479,304
--------------------------------------------------------------------------------
News America, Inc., 6.625% Sr. Nts., 1/9/08             1,595,000     1,595,287


              67 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
MEDIA Continued
Time Warner Cable, Inc., 5.40% Sr. Unsec. Nts.,
7/2/12 5                                             $  2,540,000  $  2,547,617
                                                                   -------------
                                                                     17,271,291

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.7%
Federated Department Stores, Inc., 6.625%
Sr. Unsec. Nts., 9/1/08                                   975,000       982,581
--------------------------------------------------------------------------------
J.C. Penney Co., Inc., 7.375% Unsec. Nts.,
8/15/08 5                                               1,550,000     1,568,245
                                                                   -------------
                                                                      2,550,826

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.9%
Home Depot, Inc. (The), 3.75% Sr. Unsec.
Nts., 9/15/09                                           3,450,000     3,388,649
--------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
CVS Caremark Corp., 5.75% Sr. Unsec. Nts., 8/15/11      1,000,000     1,025,168
--------------------------------------------------------------------------------
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09 5                  910,000       893,276
                                                                   -------------
                                                                      1,918,444

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.9%
Kraft Foods, Inc., 5.625% Sr. Unsec. Nts., 11/1/11      6,600,000     6,755,417
--------------------------------------------------------------------------------
TOBACCO--0.5%
Altria Group, Inc.:
5.625% Sr. Unsec. Nts., 11/4/08                           190,000       191,117
7.65% Nts., 7/1/08                                      1,615,000     1,641,153
                                                                   -------------
                                                                      1,832,270

--------------------------------------------------------------------------------
ENERGY--1.4%
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--1.4%
Anadarko Petroleum Corp., 3.25% Sr.
Unsec. Nts., 5/1/08                                     1,135,000     1,127,527
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                          1,080,000     1,100,337
7.75%  Sr. Unsec. Nts., 2/15/12                           180,000       198,362
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.50% Sr.
Unsec. Nts., 11/1/10                                    1,475,000     1,578,319
--------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13                   755,000       787,337
--------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13       435,000       445,144
                                                                   -------------
                                                                      5,237,026

--------------------------------------------------------------------------------
FINANCIALS--9.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.2%
Bank of New York Co., Inc. (The), 3.75% Unsec.
Unsub. Nts., 2/15/08 5                                    170,000       169,903
--------------------------------------------------------------------------------
Bear Stearns Co., 4.55% Nts., Series B, 6/23/10         3,310,000     3,202,481
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 6.875% Bonds,
1/15/11                                                 1,550,000     1,645,060
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.625% Nts.,
1/18/12                                                 2,720,000     2,827,478


              68 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Merrill Lynch & Co., 4.831% Nts.,
Series C, 10/27/08                                   $  1,340,000  $  1,337,788
--------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                      2,590,000     2,723,880
                                                                   -------------
                                                                     11,906,590

--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.2%
Banco Popular North America, Inc., 5.65% Sr.
Unsec. Nts., 4/15/09                                      635,000       641,412
--------------------------------------------------------------------------------
First Union National Bank, 7.80% Sub. Nts., 8/18/10     1,755,000     1,892,522
--------------------------------------------------------------------------------
Greenpoint Financial Corp., 3.20% Sr. Nts., 6/6/08      2,250,000     2,217,791
--------------------------------------------------------------------------------
HSBC Finance Corp., 4.625% Sr. Nts., 9/15/10            2,680,000     2,667,385
--------------------------------------------------------------------------------
Regions Financial Corp., 4.50% Bonds, 8/8/08 5            800,000       797,008
                                                                   -------------
                                                                      8,216,118

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
Bank of America Corp., 3.875% Nts., 1/15/08 5             180,000       179,951
--------------------------------------------------------------------------------
Capmark Financial Group, Inc., 5.875% Nts.,
5/10/12 7                                               2,185,000     1,731,132
--------------------------------------------------------------------------------
CIT Group Funding Co. of Canada, 4.65% Sr.
Unsec. Nts., 7/1/10                                     1,875,000     1,784,192
--------------------------------------------------------------------------------
Citigroup, Inc., 6% Nts., 2/21/12 5                     2,000,000     2,071,362
--------------------------------------------------------------------------------
JPMorgan Chase & Co., 4% Nts., 2/1/08 5                   290,000       289,776
                                                                   -------------
                                                                      6,056,413

--------------------------------------------------------------------------------
INSURANCE--2.2%
American General Finance Corp.:
5.20% Nts., Series J, 12/15/11                          1,650,000     1,642,092
5.625% Nts., Series J, 8/17/11                            300,000       303,025
--------------------------------------------------------------------------------
Hartford Financial Services Group, 5.55% Sr.
Unsec. Nts., 8/16/08                                    1,415,000     1,418,478
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08       1,740,000     1,735,815
--------------------------------------------------------------------------------
Monumental Global Funding II:
3.90% Nts., 6/15/09 7                                   1,275,000     1,270,632
4.375% Nts., 7/30/09 7                                  1,145,000     1,150,267
--------------------------------------------------------------------------------
Pricoa Global Funding I, 3.90% Nts., 12/15/08 5,7         660,000       653,050
                                                                   -------------
                                                                      8,173,359

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Countrywide Home Loans, Inc., 3.25% Nts.,
Series L, 5/21/08                                       2,350,000     2,123,801
--------------------------------------------------------------------------------
HEALTH CARE--2.9%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.8%
Amgen, Inc., 4% Sr. Unsec. Nts., 11/18/09               2,930,000     2,909,692
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.1%
Aetna, Inc., 7.875% Sr. Unsec. Nts., 3/1/11             6,200,000     6,718,401
--------------------------------------------------------------------------------
CIGNA Corp., 7% Sr. Unsec. Nts., 1/15/11 5              1,100,000     1,168,460
                                                                   -------------
                                                                      7,886,861


              69 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
INDUSTRIALS--1.9%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.9%
BAE Systems Holdings, Inc., 4.75% Nts.,
8/15/10 5,7                                          $  3,480,000  $  3,506,796
--------------------------------------------------------------------------------
ROAD & RAIL--1.0%
CSX Corp., 4.875% Sr. Unsec. Nts., 11/1/09              1,975,000     1,981,253
--------------------------------------------------------------------------------
Norfolk Southern Corp., 6% Sr. Unsec. Nts.,
4/30/08                                                 1,665,000     1,670,982
                                                                   -------------
                                                                      3,652,235

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.2%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.3%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09       1,315,000     1,359,531
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.9%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09 5           3,075,000     3,215,426
--------------------------------------------------------------------------------
MATERIALS--0.8%
--------------------------------------------------------------------------------
METALS & MINING--0.3%
Rio Tinto Finance USA Ltd., 2.625% Unsec. Nts.,
9/30/08                                                 1,295,000     1,272,530
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
International Paper Co., 4.25% Sr. Unsec. Nts.,
1/15/09                                                 1,670,000     1,653,499
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
British Telecommunications plc, 8.375% Nts.,
12/15/10                                                2,400,000     2,635,361
--------------------------------------------------------------------------------
CenturyTel, Inc., 6.30% Sr. Unsec. Nts.,
Series F, 1/15/08                                         930,000       930,272
--------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                            1,445,000     1,426,638
4% Unsec. Unsub. Nts., 1/15/10                          1,360,000     1,332,669
                                                                   -------------
                                                                      6,324,940

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
Sprint Capital Corp., 6.125% Sr. Unsec. Nts.,
11/15/08                                                1,525,000     1,527,207
--------------------------------------------------------------------------------
Vodafone Group plc, 7.75% Unsec. Unsub. Nts.,
2/15/10                                                 2,565,000     2,707,109
                                                                   -------------
                                                                      4,234,316

--------------------------------------------------------------------------------
UTILITIES--5.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.7%
Appalachian Power Co., 4.40% Sr. Unsec. Bonds,
Series J, 6/1/10                                        1,950,000     1,936,619
--------------------------------------------------------------------------------
Entergy Gulf States, Inc., 3.60% Mtg.
Sec. Bonds, 6/1/08                                      1,055,000     1,047,098
--------------------------------------------------------------------------------
FirstEnergy Corp., 6.45% Unsec. Unsub. Nts.,
Series B, 11/15/11                                      1,870,000     1,932,632
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts.,
8/1/09                                                  1,350,000     1,393,413
                                                                   -------------
                                                                      6,309,762


              70 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
MULTI-UTILITIES--3.5%
CenterPoint Energy, Inc., 7.25% Sr. Nts.,
Series B, 9/1/10 5                                   $  2,660,000  $  2,820,393
--------------------------------------------------------------------------------
Dominion Resources, Inc., 5.125% Sr. Unsec.
Unsub. Nts., Series D, 12/15/09                         1,950,000     1,969,169
--------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts.,
Series G, 10/1/08                                         600,000       612,061
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr. Unsec. Nts.,
11/15/10                                                1,785,000     1,894,776
--------------------------------------------------------------------------------
Pacific Gas & Electric Co., 4.20% Unsec. Bonds,
3/1/11                                                    975,000       960,121
--------------------------------------------------------------------------------
Panhandle Eastern Pipe Line Co. LLC, 4.80% Sr.
Unsec. Nts., 8/15/08                                      540,000       537,589
--------------------------------------------------------------------------------
Public Service Co. of Colorado, 4.375% Sr. Sec.
Mtg. Bonds, Series 14, 10/1/08                          1,955,000     1,945,518
--------------------------------------------------------------------------------
Public Service Co. of New Mexico, 4.40% Sr.
Unsec. Nts., 9/15/08                                      415,000       412,341
--------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts.,
3/1/10 5                                                1,755,000     1,876,076
                                                                   -------------
                                                                     13,028,044
                                                                   -------------
Total Corporate Bonds and Notes (Cost $141,598,850)                 140,541,204

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--7.8%
--------------------------------------------------------------------------------
Undivided interest of 66.82% in joint repurchase
agreement (Principal Amount/Value $42,898,000,
with a maturity value of $42,908,605) with UBS
Warburg LLC, 4.45%, dated 12/31/07, to be
repurchased at $28,671,086 on 1/2/08,
collateralized by Federal Home Loan Mortgage
Corp., 4.50%, 5/1/36, with a value of $43,867,966
(Cost $28,664,000)                                     28,664,000    28,664,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $366,608,459)              99.7%  368,261,478
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                               0.3     1,053,210
                                                     ---------------------------
NET ASSETS                                                  100.0% $369,314,688
                                                     ===========================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


              71 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $40,773, which represents 0.01% of the Fund's net assets. See Note 6 of accompanying Notes.

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,099,174 or 0.84% of the Fund's net assets as of December 31, 2007.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $61,775,251. See Note 4 of accompanying Notes.

6. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $11,940,446 or 3.23% of the Fund's net assets as of December 31, 2007.

8. Short-fall security.

--------------------------------------------------------------------------------
WRITTEN OPTIONS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                       NUMBER OF   EXPIRATION   EXERCISE    PREMIUM
DESCRIPTION     TYPE   CONTRACTS         DATE      PRICE   RECEIVED    VALUE
----------------------------------------------------------------------------
Wheat Futures   Call          39      1/25/08   $  1,060   $ 27,788   $4,144

--------------------------------------------------------------------------------
FUTURES CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                 UNREALIZED
                       BUY/   NUMBER OF         EXPIRATION     APPRECIATION     PERCENTAGE OF
CONTRACT DESCRIPTION   SELL   CONTRACTS               DATE   (DEPRECIATION)   FUND NET ASSETS
----------------------------------------------------------------------------------------------
Softs                  Buy                                   $      266,746              0.07%
Precious Metals        Buy                                          219,960              0.06
Precious Metals        Sell                                          84,100              0.02
Livestock              Buy                                         (161,425)            (0.04)
Livestock              Sell                                         625,747              0.17
Industrial Metals      Buy                                           56,307              0.02
Industrial Metals      Sell                                          (5,792)             0.00
Energy                 Buy                                        2,965,517              0.80
Crude Oil              Buy        4,137   1/18/08-11/19/08       24,521,551              6.64
Agriculture            Buy                                       12,374,658              3.35
Agriculture            Sell                                      (3,552,829)            (0.96)
                                                             ---------------------------------
                                                             $   37,394,540             10.13%
                                                             =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              72 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $366,608,459)--see accompanying statement of investments   $  368,261,478
------------------------------------------------------------------------------------------------------
Cash                                                                                          571,931
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                    3,209,219
Futures margins                                                                             1,819,833
Investments sold                                                                                1,072
Other                                                                                           4,258
                                                                                       ---------------
Total assets                                                                              373,867,791

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $27,788)--
see accompanying statement of investments                                                       4,144
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis                            4,530,691
Shareholder communications                                                                      2,490
Directors' compensation                                                                             2
Other                                                                                          15,776
                                                                                       ---------------
Total liabilities                                                                           4,553,103

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  369,314,688
                                                                                       ===============

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                             $       40,000
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                239,240,539
------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                          20,440,859
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                               70,522,087
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 39,071,203
                                                                                       ---------------
NET ASSETS--applicable to 4,000,000 shares of beneficial interest outstanding          $  369,314,688
                                                                                       ===============

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE               $        92.33

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              73 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $1,485)             $  17,793,125

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       3,172,906
--------------------------------------------------------------------------------
Directors' compensation                                                  22,687
--------------------------------------------------------------------------------
Shareholder communications                                                2,840
--------------------------------------------------------------------------------
Other                                                                    22,047
                                                                  --------------
Total expenses                                                        3,220,480

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                14,572,645

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on:
Investments (including premiums on options exercised)                   373,551
Closing and expiration of option contracts written                    1,116,925
Closing and expiration of futures contracts                         143,768,725
                                                                  --------------
Net realized gain                                                   145,259,201
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                           1,390,812
Futures contracts                                                    44,330,143
Option contracts written                                                 23,644
                                                                  --------------
Net change in unrealized appreciation                                45,744,599

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 205,576,445
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              74 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         YEAR ENDED   FOUR MONTHS ENDED   PERIOD ENDED
                                                       DECEMBER 31,        DECEMBER 31,     AUGUST 31,
                                                               2007              2006 1         2006 2
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                 $  14,572,645   $       5,386,138   $    482,076
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                145,259,201         (74,626,978)      (110,136)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)     45,744,599           4,767,302    (11,440,698)
                                                      -------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                         205,576,445         (64,473,538)   (11,068,758)

-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions                       (115,550,000)        (92,000,000)   446,830,539

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total increase (decrease)                                90,026,445        (156,473,538)   435,761,781
-------------------------------------------------------------------------------------------------------
Beginning of period                                     279,288,243         435,761,781             --
                                                      -------------------------------------------------
End of period (including accumulated net investment
income of $20,440,859, $5,868,214 and $482,076,
respectively)                                         $ 369,314,688   $     279,288,243   $435,761,781
                                                      =================================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              75 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
RAF Fund Ltd. (the "Fund") is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal in commodities and interests therein including futures contracts, options and forward contracts, shares, stocks, call options, put options, debenture stock, bonds, obligations, certificates of deposit, bills of exchange and securities of all kinds. The Fund's investment manager is OppenheimerFunds, Inc. ("OFI" or "Investment Manager"). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. ("ORAMI" or the "Subadviser"), a wholly-owned subsidiary of the Investment Manager. As of December 31, 2007, 100% of the Fund was owned by Oppenheimer Commodity Strategy Total Return Fund ("OCSTRF"). OFI is also the investment adviser of OCSTRF and ORAMI is also the Subadviser of OCSTRF.

      The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund's directors may further designate classes of participating shares and series within each class. As of December 31, 2007, the directors have not designated classes or series of outstanding participating shares. During the year ended, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund's directors.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets


              76 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:
                                        WHEN-ISSUED OR DELAYED
                                   DELIVERY BASIS TRANSACTIONS
      --------------------------------------------------------
      Purchased securities                         $ 4,530,691

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from


              77 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
INCOME TAXES. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through May of 2036. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund's tax basis earnings and profits. Distributions are recorded on ex-dividend date.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they


              78 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. CAPITAL TRANSACTIONS

The Fund has authorized 5,000,000 participating shares of $.01 par value per share. The Fund issued 4,000,000 participating shares for $500,000 on August 15, 2006 in conjunction with OCSTRF's initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

                                   YEAR ENDED     FOUR MONTHS ENDED          PERIOD ENDED
                            DECEMBER 31, 2007   DECEMBER 31, 2006 1     AUGUST 31, 2006 2
                                       AMOUNT                AMOUNT                AMOUNT
------------------------------------------------------------------------------------------
Contributions                  $   25,000,000     $              --     $     449,073,902
Withdrawals                      (140,550,000)          (92,000,000)           (2,243,363)
                               -----------------------------------------------------------
Net increase (decrease)        $ (115,550,000)    $     (92,000,000)    $     446,830,539
                               ===========================================================

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) to August 31, 2006.

--------------------------------------------------------------------------------
3. EXPENSES

INVESTMENT MANAGEMENT FEES. Investment management fees paid to the Investment Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:


              79 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. EXPENSES Continued

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million          1.00%
                       Next $200 million           0.90
                       Next $200 million           0.85
                       Next $200 million           0.80
                       Over $800 million           0.75

--------------------------------------------------------------------------------
SUB-ADVISER FEES. The Investment Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund at an average annual rate as shown in the following table:

                       FEE SCHEDULE
                       ---------------------------------
                       Up to $200 million         0.500%
                       Next $200 million          0.450
                       Next $200 million          0.425
                       Next $200 million          0.400
                       Over $800 million          0.375

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors' fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

--------------------------------------------------------------------------------
4. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of


              80 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------
5. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the year ended December 31, 2007 was as follows:

                                                  CALL OPTIONS                      PUT OPTIONS
                                    --------------------------    ------------------------------
                                    NUMBER OF        AMOUNT OF     NUMBER OF          AMOUNT OF
                                    CONTRACTS         PREMIUMS     CONTRACTS           PREMIUMS
------------------------------------------------------------------------------------------------
Options outstanding as of
December 31, 2006                          --       $       --            --        $        --
Options written                           499          370,266         3,358          1,174,899
Options closed or expired                (419)        (292,153)       (3,307)        (1,146,849)
Options exercised                         (41)         (50,325)          (51)           (28,050)
                                        --------------------------------------------------------
Options outstanding as of
December 31, 2007                          39       $   27,788            --        $        --
                                        ========================================================


              81 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. FINANCIAL HIGHLIGHTS

The following represents the total return of the Fund for the year ended December 31, 2007. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

   Year Ended December 31, 2007             80.70%
   Four Months Ended December 31, 2006 1   (15.18)%
   Period Ended August 31, 2006 2           (2.47)%

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

                            YEAR ENDED    FOUR MONTHS ENDED    PERIOD ENDED
                          DECEMBER 31,         DECEMBER 31,      AUGUST 31,
                                  2007               2006 1          2006 2
----------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income             4.41%                4.47%           4.45%
Total expenses                    0.97%                0.99%           0.84%

1. The Fund changed its fiscal year end from August 31 to December 31.

2. For the period from August 15, 2006 (commencement of operations) through August 31, 2006.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


              82 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (THE "SUBSIDIARY")
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE SHAREHOLDER AND BOARD OF DIRECTORS OF RAF FUND LTD.:

We have audited the accompanying statement of assets and liabilities of RAF Fund Ltd. (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended, the period from August 31, 2006 to December 31, 2006 and the period from August 15, 2006 (commencement of operations) to August 31, 2006. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, and the statements of changes in net assets for the year then ended, the period from August 31, 2006 to December 31, 2006 and the period from August 15, 2006 (commencement of operations) to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 13, 2008


              83 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $49,500 in fiscal 2007 and $32,000 in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,507 in fiscal 2006.

The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and no such fees in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include professional services for 22c-2 program and compliance review.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $32,732 in fiscal 2007 and $1,507 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/07/2008